Exhibit 99.1

CERTIFICATIONS OF ALLEN K. MEREDITH AND CHARLES P. WINGARD

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Meredith Enterprises, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Allen K. Meredith, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ALLEN K. MEREDITH
Allen K. Meredith

A signed original of this written statement required by Section 906 has been provided to Meredith Enterprises, Inc. and will be retained by Meredith Enterprises, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1 (cont.)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Meredith Enterprises, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles P. Wingard, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CHARLES P. WINGARD
Charles P. Wingard

A signed original of this written statement required by Section 906 has been provided to Meredith Enterprises, Inc. and will be retained by Meredith Enterprises, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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